June 2010 Investor Presentation Exhibit 99.1

1 Safe Harbor Summary These slides and accompanying oral presentation contain forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," or "continue" or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Factors that could materially affect actual results, levels of activity, performance or achievements include those referenced in the current report on Form 8-K filed with the Securities and Exchange Commission on June 10, 2010, and those listed under the caption "Risk Factors" of Archipelago Learning's Prospectus dated November 19, 2009, its annual report on Form 10-K filed with the Securities and Exchange Commission on March 5, 2010, and its quarterly report filed on Form 10-Q with the Securities and Exchange Commission on May 12, 2010. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from our forward-looking statements. Any forward- looking statement you see or hear during this presentation reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise, except as required by law.

2 Overview Standards-based instruction, practice, assessments and reporting tools that improve the performance of educators and students via proprietary online platforms

3 Sayerville, NJ: Lab Decorating Contest Winner 2008 Strong Brand/Loyal Customers

4 Highlights subscription-based revenue with strong renewal rates, high margins and cash flow 100% online across 50 states 21,775 schools student users 10 million Study Island questions answered by students in 2009 3.2 billion of new customers come via educator "word-of-mouth" referrals 68% Products

2 Compelling Growth Story $ in thousands Schools Students Invoiced Sales (1) Adjusted EBITDA (2) 40% CAGR 47% CAGR 2.7x 55% CAGR 52% CAGR In thousands 3.7x $ in millions 3.5x $ in millions In millions 3.2x See Annex 3 for reconciliation of Invoiced Sales to Revenue. See Annex 2 for reconciliation of Adjusted EBITDA to Net Income.

6 Focused on a Large and Growing Market U.S. K-12 Market Sources: National Center for Educational Statistics (NCES) for 2008-2009; Outsell, Inc.; National Home Education Research for 2008-2009. Targeted Segments Study Island Penetration $630 Billion Annual Spend 55 Million Students 117,000 Schools $12 Billion Instructional Materials Spend 55 Million Students 117,000 Schools 0.4% by Revenue 18% by Students 19% by School

7 Favorable Industry Trends Increased Accountability Increased Availability and Utilization of Web-based Technologies Intense focus on state, district, school and teacher accountability for student performance Need to meet legislative requirements (e.g., ESEA re-authorization, ARRA stimulus, Race to the Top) 98% of schools and 73% of homes have high-speed Internet access Web-based content enables flexibility of access real-time assessment and reporting Online educational programs provide significant advantages over traditional and software- based systems and will continue to drive significant sustained growth

8 Study Island Addresses Challenges Facing Educators... School Budget Pressures Federal Regulatory Mandates Underperforming Students Educational Reform

9 ....With a Disruptive Online Learning Model Web-based and dynamic Deeply customized to standards Affordable Real-time assessment and reporting Engaging and fun High Cost Low Cost Low Impact High Impact Traditional K-12 Materials u Print-based and static u Loosely aligned to standards u Delayed or no feedback u Expensive Immediate feedback and reinforcement u Textbooks are boring u u u u u u

10 Attractive Value Proposition $3 to $10 per student, per subject Pricing based on # of students per grade and # of subject areas purchased School level decision making; District level approval often not required Reading Writing Mathematics Science Social Studies Comprehensive High-Impact Solution Multiple Sources of Funding Affordably Priced Study Island's high impact / low cost value proposition makes it an attractive purchase when budgets are tight Federal (ESEA) Grants Private Tuition ARRA Stimulus State PTA Charities School Discretionary Budget Above-Grade: Gifted On-Grade: Level Below-Grade: Tier I and Tier II Intervention Standards Based Remediation and Enrichment Race to the Top

11 Highly Differentiated Solution Customized to State Standards Engaging, Fun and Easy to Use Real-time Tracking and Remediation Instant Feedback and Reinforcement

12 Compelling Scalable Business Model Flexible online delivery model Low cost, referral-based marketing Highly leverageable infrastructure Subscription- based model with strong renewals A virtuous cycle with strong barriers to entry

13 Multiple Opportunities for Growth ? Expand number of schools Increase revenue per school New growth initiatives

14 Expand Number of Schools Increase our school penetration rate by adding schools and enhancing retention Webinars to reach more prospects Targeted e-marketing / direct mail efforts / enhanced web optimization Viral marketing strategy Sales and Marketing Initiatives Expand salesforce in selected markets Improve sales operations Select new hires District level sales initiative Enhanced Operations and Sales Management Customer implementation training Customer retention organization Island Customer Community - customer user groups Enhanced product functionality - Version 3.0 launched in January 2010; Version 4.0 expected to launch in Q3 2010 Sustain and Improve High Renewal Rate

15 Increase Revenue Per School Core: Additional grade levels Additional subjects Add-on products Version 3.0 Future new features and functionality Price increases PSAT / SAT ACT AP New product categories Complementary: Benchmark assessment Intervention ELL SAT AP Reading Intervention v4

16 International opportunities New Growth Initiatives Northstar Learning GED Vocational / Postsecondary Adult Developmental Direct-to- Consumer 1 2 Recent Canada Launch Other English Speaking Countries In millions of students Acquisitions and strategic relationships 3 Newfoundland Prince Edward Island Nova Scotia New Brunswick Alberta British Columbia Manitoba Ontario Quebec Saskatchewan Yukon Northwest Territories Nunavut Ontario - 4,890 schools Alberta - 1,753 schools British Columbia - 1,598 schools Launched in 3 provinces and analyzing additional opportunities

Archipelago Learning Acquisition of EducationCity

- Leading publisher of online education content
- Based in U.K. with ~27% penetration and rapidly growing U.S. business
- Subscription-based SaaS business model
- Adjusted Cash EBITDA margin and cash flow conversion similar to Study Island
- Significant growth potential
- Acquired on June 9, 2010

Acquisition Criteria

✓ Complementary content

✓ Product extensions

✓ Geographical expansion

✓ Dynamic SaaS business model

✓ Attractive financial profile and growth prospects

✓ Strong management and cultural fit

✓ Long term shareholder value creation

Archipelago Learning

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EducationCity is Highly Complementary



Online Education in Pre-K through 6th

- Founded in 1999 by Matthew Drakard and Simon Booley
- 2.5 million students in 13,000 schools
- Generated over $13 million in invoiced sales and $9 million in GAAP revenue in 2009
- Generated $6 million in adjusted cash EBITDA[(1)] in 2009
- Rapid growth
  - 25% and 51% 2009 growth in invoiced sales and adjusted EBITDA (37% and 52% FX-adjusted[(2)] growth)
- Offices in U.S. and U.K.
  - U.K. launch in 2002 and U.S. launch in late 2006



Customized to Standards

- Content directly maps to U.K. education standards and to each U.S. state's standards
  - Math, language arts and science
- Modules include basic instruction, interactive activities, practice tests, printable paper worksheets
- Whole-class teaching tools used in either a computer lab or on a whiteboard

Trusted Reputation

- 99% customer satisfaction in online research survey
- High renewal rate (79%)
- Winner of two Teachers' Choice awards in 2010 and an Eddie award in 2009
- Like Study Island, customers find the EducationCity program fun, engaging, effective and affordable

1. See Appendix 1 for reconciliation to GAAP metrics.
2. FX adjusted 2009 growth rates in this document assume constant currency conversion at 2008 average FX rate of 0.54472 GBP / USD.

Archipelago Learning

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19 Strong Strategic Fit Compelling Product Offering Well Aligned with Study Island Brand Expands Archipelago Learning into core classroom instruction and individualized instruction to help students learn basic academic content, which can then be reinforced and mastered using Study Island Like Study Island, customers find the EducationCity program fun, engaging, effective and affordable Enhances Capabilities of Existing Study Island Offering Bolsters Study Island's current K-6 product offering, particularly at the lower grades, K-3 Complements Study Island's standards-based practice, assessment and test-prep value proposition Provides Entry Point for Study Island into U.K. Market Attractive Organic Growth Profile and Business Model Invoiced sales growth of 37% in 2009 (FX-adjusted) projected to grow 30% in 2010 High impact, low cost product with strong recurring revenue base and ~47% adjusted cash EBITDA margins Opportunity for Synergy / Revenue Upside from Combination Potential to leverage each company's sales force and customer base to drive greater sales of EducationCity's offerings in the U.S. and of ARCL's offerings in the U.K. and other English speaking countries EducationCity's growth potential is significant Study Island customers recognized EducationCity as the most desired complementary product (1) 1. As identified by independent Market Measurement customer survey, November 2009.

20 The Combined Company is a Powerful Player in the Online Education Market subscription-based revenue with strong renewal rates, high margins and cash flow 100% online across the U.S., U.K. and Canada ~30,000+ schools student users worldwide ~12+ million ....and we're just getting started... The Future of K-12 Education is Here Today

21 Strong Leadership Team Name Tim McEwen James Walburg Martijn Tel Ray Lowrey Cathy Caldwell Julie Huston Allison Duquette Greg Smith Matt Drakard Simon Booley Years in Education 34 3 7 12 8 17 13 21 11 11 Position CEO CFO COO CTO VP, Publishing VP, Sales Chief Marketing Officer Director, Customer Retention Founder, Education City Founder, Education City Management experience Educational expertise Entrepreneurial culture 1 2 3

Financial Overview 22

23 Financial Highlights Revenue and Earnings Visibility Profitable & Scalable Balance Sheet Positioned for Additional Growth High Growth Disruptive SaaS model in K-12 education Strong Cash Flow Conversion

24 Track Record of Growth in Revenue and Profitability See Appendix 3 for reconciliation of invoiced Sales to Revenue. See Appendix 2 for reconciliation of EBITDA and Adjusted EBITDA to Net Income. Invoiced Sales (1) Revenue Adjusted EBITDA (2) EBITDA (2) $ in millions $ in millions 56% Margin 55% 51% 54% 37% Margin 28% 25% 36% $ in millions $ in millions 35% 52%

25 Market Opportunities Sell complete suite of current Study Island products into all schools in the U.S. Existing Products PSAT / SAT ACT AP New Online Products Textbook replacement and online courses New Categories K-12 U.S. Education System spends ~$11,500 per student per year; Study Island costs $3 to $10 per student Source: National Center for Education Studies, The Thomas Fordham Institute and The Seattle Times.

26 Seasonality Generates Strong Invoiced Sales in Q3 Invoiced Sales GAAP Revenue $ in millions $ in millions

27 Key Performance Metrics - 2009 Invoiced Sales GAAP Revenue % of Invoiced Sales % of GAAP Revenue Invoiced Sales $53,874 Cost of Revenue 6% Gross Profit 94% Sales and Marketing 26% Content Development 7% General & Administrative 17% Operating Profit 44% GAAP Revenue $42,768 Cost of Revenue 7% Gross Profit 93% Sales and Marketing 33% Content Development 9% General & Administrative 22% Operating Profit 29% See Appendix 2 for reconciliation of Adjusted EBITDA to Net Income. Depreciation & Amortization Non-recurring Charges & Other 5% 4% Adjusted EBITDA (1) Depreciation & Amortization Non-recurring Charges & Other 6% 5% Adjusted EBITDA (1) 66% 53% Change in Deferred Revenue 26%

28 High Class Cash Flow Conversion Positioned for Additional Growth Unlevered Free Cash Flow (UFCF) (1) $ in millions 251% Conversion EBITDA (2) 199% 142% (1) See Appendix 4 for reconciliation of Unlevered Free Cash Flow (UFCF) to cash flow from operating activities. Conversion defined as UFCF / EBITDA and UFCF/Adjusted EBITDA. See Appendix 2 and 4 for reconciliation of EBITDA, Adjusted EBITDA and UFCF. The Company's strong cash generation can support growth 91% Conversion Adj. EBITDA (2) 78% 76% 143% 78%

29 Investment Highlights Large and growing addressable market Differentiated product Disruptive online learning model - high impact / low cost solution Compelling, scalable business model Significant growth opportunity Proven experienced management team 1 2 3 4 5 6 Leading subscription-based, online education company delivering high growth and strong cash flow

Appendix 30

Acquisition of EducationCity June 10, 2010 Appendix 1 31

Archipelago Learning Acquisition of EducationCity

- Leading publisher of online education content
- Based in U.K. with ~27% penetration and rapidly growing U.S. business
- Subscription-based SaaS business model
- Adjusted Cash EBITDA margin and cash flow conversion similar to Study Island
- Significant growth potential
- Acquired on June 9, 2010

Acquisition Criteria

- ✓ Complementary content
- ✓ Product extensions
- ✓ Geographical expansion
- ✓ Dynamic SaaS business model
- ✓ Attractive financial profile and growth prospects
- ✓ Strong management and cultural fit
- ✓ Long term shareholder value creation

32

EducationCity is Highly Complementary



Online Education in Pre-K through 6th

- Founded in 1999 by Matthew Drakard and Simon Booley
- 2.5 million students in 13,000 schools
- Generated over $13 million in invoiced sales and $9 million in GAAP revenue in 2009
- Generated $6 million in adjusted cash EBITDA[1] in 2009
- Rapid growth
  - 25% and 51% 2009 growth in invoiced sales and adjusted EBITDA (37% and 52% FX-adjusted[2] growth)
- Offices in U.S. and U.K.
  - U.K. launch in 2002 and U.S. launch in late 2006



Customized to Standards

- Content directly maps to U.K. education standards and to each U.S. state's standards
  - Math, language arts and science
- Modules include basic instruction, interactive activities, practice tests, printable paper worksheets
- Whole-class teaching tools used in either a computer lab or on a whiteboard

Trusted Reputation

- 99% customer satisfaction in online research survey
- High renewal rate (79%)
- Winner of two Teachers' Choice awards in 2010 and an Eddie award in 2009
- Like Study Island, customers find the EducationCity program fun, engaging, effective and affordable

1. See appendix for reconciliation to GAAP metrics.
2. FX adjusted 2009 growth rates in this document assume constant currency conversion at 2008 average FX rate of 0.54472 GBP / USD.

Archipelago Learning

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34 Strong Strategic Fit Compelling Product Offering Well Aligned with Study Island Brand Expands Archipelago Learning into core classroom instruction and individualized instruction to help students learn basic academic content, which can then be reinforced and mastered using Study Island Like Study Island, customers find the EducationCity program fun, engaging, effective and affordable Enhances Capabilities of Existing Study Island Offering Bolsters Study Island's current K-6 product offering, particularly at the lower grades, K-3 Complements Study Island's standards-based practice, assessment and test-prep value proposition Provides Entry Point for Study Island into U.K. Market Attractive Organic Growth Profile and Business Model Invoiced sales growth of 37% in 2009 (FX-adjusted) projected to grow 30% in 2010 High impact, low cost product with strong recurring revenue base and ~47% adjusted cash EBITDA margins Opportunity for Synergy / Revenue Upside from Combination Potential to leverage each company's sales force and customer base to drive greater sales of EducationCity's offerings in the U.S. and of ARCL's offerings in the U.K. and other English speaking countries EducationCity's growth potential is significant Study Island customers recognized EducationCity as the most desired complementary product (1) 1. As identified by independent Market Measurement customer survey, November 2009.

35 Complementary Strengths Reinforcement Teaching 100% online Customized to standards Highly engaging Preschool Primary School Secondary School Common Themes Subscription based Math, reading and science High impact and low cost Practice Assessment Review Instruction Initial Core Instruction Individualized Instruction

Entry into Attractive U.K. Market Furthers U.S. Penetration & Growth Opportunities 36 Naperville, Illinois (near Chicago) Entered U.S. market in late 2006 5,200 square feet / leased office space 38 employees and 30 seasonal sales temps Rutland, U.K. (near Birmingham) Entered U.K. market in 2002 Moved office to new premises in 2009 Over 9,000 square feet / leased office space 67 employees U.K. Market Opportunity Addressable market: ~30,000+ schools ~10 million students Currently in 8,200 schools U.S. Market Opportunity Addressable market: 118,000 schools 50+ million students Currently in 4,800 schools Attractive Global Footprint

Phased Integration Process

Corporate Structure	Short Term Synergies	Longer Term Opportunities

Corporate Structure

- EducationCity will be run as a separate ARCL division
- Co-founders continuing to run day-to-day operations
- ARCL to place division finance director/controller and accounting staff in U.K. office
- Additional investments
  - Sales & marketing
  - Web platform enhancements
  - Disaster recovery
  - Flash-animation development staff / product expansion and enhancements

Short Term Synergies

- Up-sell existing customers not using both products
- Immediate cost savings and infrastructure leverage opportunities; for example:
  - Hardware / software purchasing
  - Customer training
  - Trade show coordination
- Leverage EducationCity animation core competencies for Study Island product enhancements
- Share best practices

Longer Term Opportunities

- Platform for International expansion of Study Island
  - Adapt Study Island products for cross-selling in U.K. market and other English speaking markets
- Invest in required technology to manage businesses seamlessly
- Joint development of new products and product enhancements


STUDY ISLAND
EducationCity.com

Archipelago Learning
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Key Transaction Terms

Purchase Price / Consideration [(1)]	▪ $87 million (net of cash acquired, excluding fees)
	  ▪ Upfront consideration of $82 million
	  ▪ $5 million total deferred, which is payable in cash in 2011 and 2012
	▪ $17 million in ARCL stock[(2)] / $70 million in cash ($25 million incremental debt, $45 million cash on hand)

Pro Forma Capitalization	▪ 3/31/2010 pro forma capitalization
	  ▪ $16 million cash balance[(3)]
	  ▪ $86 million total debt

Impact on Pro Forma Financials [(4)]	▪ Transaction expected to be $0.09 accretive to free cash flow per share in 2010 and $0.16 accretive in 2011[(5)] ▪ Transaction expected to be dilutive to diluted EPS in both fiscal 2010 and 2011 due to EducationCity's high growth profile and the associated lag in GAAP recognized revenue; ($0.06) in 2010 and ($0.04) in 2011[(6)]
Closing	▪ June 9, 2010

1. Excludes transaction fees and expenses. Based on June 9, 2010 closing share price.
2. Stock consideration of 1.242 million shares of Archipelago Learning represents approximately 4.6% pro forma ownership.
3. Reflects up-front cash consideration paid and transaction fees and expenses.
4. Includes EducationCity for period beginning June 2010.
5. Free cash flow defined as cash flow from operations less capital expenditures.
6. EPS dilution shown before any write-down in EducationCity deferred revenue associated with purchase accounting adjustments at close.

Archipelago Learning

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39 Attractive Financial Profile and Growth Dynamic Invoiced Sales (1) 2008 2009 Cash Rev 10.5 13.1 $ in millions 2008 2009 Cash EBITDA 4.1 6.2 Revenues (2) 2008 2009 Cash Rev 7.2 8.6 $ in millions $ in millions 52% FX-adjusted Growth (51% Actual) 37% FX-adjusted Growth (25% Actual) 40% FX-adjusted Growth (20% Actual) Margin 39% 47% 1. Invoiced sales are equal to revenues plus the change in deferred revenue. 2. GAAP revenues shown before any write-down in EducationCity deferred revenue associated with purchase accounting adjustments at close. 3. Adjusted cash EBITDA includes adjustments for changes in deferred revenue, stock-based compensation expenses, and other one-time items. Adjusted Cash EBITDA (3)

40 The Combined Company is a Powerful Player in the Online Education Market subscription-based revenue with strong renewal rates, high margins and cash flow 100% online across the U.S., U.K. and Canada ~30,000+ schools student users worldwide ~12+ million ....and we're just getting started... The Future of K-12 Education is Here Today

41 Appendix 2-4: Archipelago Learning Reconciliations

42 Appendix 2: Adjusted EBITDA Reconciliation

43 Appendix 3: Invoiced Sales Reconciliation

44 Appendix 4: Unlevered Free Cash Flow Reconciliation